DELAWARE(SM)
INVESTMENTS
-----------


                                             Delaware Decatur Equity Income Fund
















Total Return

                                             2 0 0 0   A N N U A L   R E P O R T











(Total Return Artwork)

A TRADITION OF SOUND INVESTING SINCE 1929
-----------------------------------------

TABLE OF CONTENTS
-----------------

Letter to Shareholders                       1

Portfolio Management
Review                                       3

Performance Summary                          7

Financial Statements

  Statement of Net Assets                   10

  Statement of Operations                   14

  Statements of Changes in
  Net Assets                                15

  Financial Highlights                      16

  Notes to Financial
  Statements                                20

  Report of Independent
  Auditors                                  23



A Commitment To Our Investors

Experienced

[ ] Our seasoned investment professionals average 11 years' experience.

[ ] We began managing investments in 1929 and opened our first mutual fund in 1938. Over the past 70 years, we have weathered a full range of economic and market environments.

Disciplined

[ ] We follow strict investment policies and clear buy/sell guidelines.

[ ] We strive to balance risk and reward in order to provide sound investment alternatives within any given asset class.

Consistent

[ ] We clearly articulate our investment policies and follow them consistently.

[ ] Our commitment to consistency has earned us the confidence of discriminating institutional and individual investors to manage approximately $43 billion in assets as of December 31, 2000.

Comprehensive

[ ] We offer more than 70 mutual funds in these asset classes.

    o Large-cap equity      o High-yield bonds
    o Mid-cap equity        o Investment grade bonds
    o Small-cap equity      o Municipal bonds
    o International equity    (single-state and national funds)
    o Balanced              o International fixed-income

[ ] Our funds are available through financial advisers who can offer you individualized attention and valuable investment advice.

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.
(C)Delaware Distributors, L.P.

"AS OF NOVEMBER 30, 2000, THE U.S. STOCK MARKET HAD JUST YIELDED A THIRD CONSECUTIVE MONTH OF LACKLUSTER RETURNS, AND THE YEAR 2000 WAS ON ITS WAY TO FINISHING AS THE WORST YEAR SINCE 1990 IN THE EQUITY MARKETS."



Dear Shareholder

January 9, 2001

Recap of Events -- As of November 30, 2000, the U.S. stock market had just yielded a third consecutive month of lackluster returns, and the year 2000 was on its way to finishing as the worst year since 1990 in the equity markets. As of November 30, 2000, major U.S. equity indexes were down year-to-date in 2000, with the technology-heavy Nasdaq Composite Index off a notable 36.16% year-to-date and almost 50% from its March 10 peak.

There are a number of factors arguably contributing to the troubles, including high oil prices, tensions in the Middle East, corporate earnings warnings, and monetary tightening by an inflation-wary U.S. Federal Reserve Board earlier this year.

There is also concern on the part of many investors and analysts over stock valuations for companies that play roles in the New Economy. In December 1999 and through the first two months of 2000, growth stocks were completing a monumental price boom that was often led by hopeful prospects for technology, and for Internet-related companies in particular. The rest of 2000 has been a reverse image of that speculative environment, however. Many technology stocks lost significant value in the spring, leading the market downward. The stock market has generally been volatile ever since, and as a result we have seen an increased focus on corporate fundamentals as the year has progressed. We believe this newfound focus on fundamentals can be a positive development as it helps move stocks toward fair values from which we can be optimistic about future returns.

Delaware Decatur Equity Income Fund returned +2.72% during the fiscal year ended November 30, 2000 (Class A shares at net asset value with distributions reinvested). Performance was just shy of the Lipper Equity Income Funds Average (+2.88%) and better than the benchmark Standard & Poor's 500 Index (-4.22%) for the fiscal year.


Performance Overview
For the Period Ended November 30, 2000                         One Year
--------------------------------------------------------------------------------
Delaware Decatur Equity Income Fund A Class                     +2.72%
--------------------------------------------------------------------------------
Lipper Equity Income Funds Average (224 funds)                  +2.88%
Standard & Poor's 500 Index                                     -4.22%
S&P 500/BARRA Value Index                                       +4.68%
--------------------------------------------------------------------------------
All performance shown above is at net asset value without effect of sales charges and assumes reinvestment of dividends and capital gains. Performance information for all Fund classes can be found on page 7. The Lipper category represents the average returns of equity income funds tracked by Lipper Analytical (Source: Lipper Analytical Services, Inc.) The Standard & Poor's 500 Index is an unmanaged composite of large-capitalization U.S. companies. The S&P 500/BARRA Value Index tracks those S&P 500 companies with lower ratios of book value to market capitalization. You cannot invest directly in an index. Past performance does not guarantee future results.

We believe that the less-than-stellar returns in the stock market this year have created opportunities for your Fund, which generally holds stocks that the Fund's management believes are undervalued. Still, difficult times in the stock market call for discipline from long-term mutual fund investors. As always, we recommend that investors continue to rely on basic, sound principles of investing. These include sticking to a regular investment plan, diversifying your assets, and keeping a long-term outlook, as well as considering your own risk tolerance and financial goals. For help in balancing such considerations, contact your financial advisor.

Market Outlook -- The causes mentioned above for this year's market woes are almost identical to those seen in 1990, the last year in which the Dow Jones Industrial Average, the Nasdaq Composite Index, and the S&P 500 Index all finished down for the year.

The difference is that in 1990 the U.S. economy was in recession. Although we expect market volatility to continue, we believe that the U.S. Federal Reserve Board is currently achieving the soft landing it sought for the U.S. economy. In our opinion, declining stock prices, continued positive fundamentals, and a healthy economic backdrop make the current environment for equity investing quite attractive.

On the pages that follow, Delaware Decatur Equity Income Fund manager, John Fields, discusses your Fund's performance over the past year and provides his outlook on the equities market. As always, we thank you for remaining committed to Delaware Investments.

Sincerely,

/s/ Charles E. Haldeman, Jr.              /s/ David K. Downes
------------------------------------      --------------------------------------
Charles E. Haldeman, Jr.                  David K. Downes
Chairman,                                 President and Chief Executive Officer,
Delaware Investments Family of Funds      Delaware Investments Family of Funds


(Total Return Artwork)

PORTFOLIO MANAGEMENT REVIEW
---------------------------

John B. Fields
Senior Portfolio Manager

January 9, 2001


The Fund's Results

Delaware Decatur Equity Income Fund generated a +2.72% return for the year ended November 30, 2000 (Class A shares at net asset value with distributions reinvested). As the fiscal year began, many investors continued to overlook value stocks in favor of more aggressive, technology-oriented growth stocks. After reaching its peak on March 10, 2000, the Nasdaq Composite Index and other major stock market indices began sharp declines. Investors often reacted by seeking out stocks with attractive valuations--exactly the kind of stocks we hold. From March 10 until our fiscal year-end, the Fund's performance dramatically improved both in absolute and relative terms.

While the market has often favored growth investors during the past few years, we have never lost sight of our value philosophy. We remain convinced that diversification is the most effective principle of long-term success, and that value investing provides an excellent complement to a more aggressive, growth-oriented investment style. The past eight months have underscored the advantages of diversification, as well as the fact that investment styles come in and out of favor. We believe that the Fund held up well during a difficult year because of its value style, and are optimistic that many of the stocks we were able to buy this year after market downturns will show appreciation in the coming months and years.

Our Stock Selection Process

Delaware's 14-member large-cap value research team utilizes a three-prong screening process to identify investment opportunities. The screens help us find mispriced large-cap stocks that we believe have the potential to outperform in terms of total return (dividend yield plus capital gains) over the next 12 to 18 months.

1. Yield Screen -- We seek out stocks of established companies that are paying a current dividend yield in excess of the average dividend yield of the S&P 500 Index.

2. Share Repurchase Screen -- We seek out companies that have bought back significant shares of stock over the past 12 months. Such buybacks may indicate a company's financial strength and that company management believes shares are undervalued and may be primed to increase in the future. Buybacks are another way (besides offering dividends) in which companies can return cash to their shareholders.

3. Relative Valuation in Industry Group Screen -- We seek out companies whose fundamentals reveal them to be inexpensive when compared to other stocks within the same industry. Measurements such as price-to-earnings ratios are used in these determinations.

"GOING FORWARD, WE ARE LOOKING TO ADD CONSUMER CYCLICALS LIKE RETAILERS AND AUTO COMPANIES TO THE FUND."


The process of running stocks through these screens provides us with a universe of possible investments that we then analyze further. Our goal at that point is to separate those stocks that represent true total return opportunities from those which look cheap but whose fundamentals may be deteriorating.

Portfolio Highlights

When analyzing securities for Delaware Decatur Equity Income Fund, we focus primarily on the dividend yield and share repurchase screens. Relative valuations within an industry sector are a secondary concern in this Fund. We are focused on identifying mispricings in the marketplace and stocks with appreciation potential.

We also hold fixed-income assets, primarily high-yield corporate bonds. At the beginning of the fiscal year, 14.5% of the Fund's net assets were invested in fixed income. The interest earned on these securities contributed to the income returned to shareholders. As the year proceeded and value stocks became increasingly attractive, we reduced the allocation to fixed income significantly. It stood at just 3.3% of the portfolio as of November 30, 2000. During the year, our selection screens revealed a number of inexpensive, undervalued stocks across industry sectors which we felt offered greater return potential than high-yield bonds. This move significantly helped our performance in the second half of the year.

As has been noted, the Fund lagged the overall market in the first few months of the fiscal year because of its limited exposure to technology-related companies. Since March 10, the Fund has benefited from our broad-based stock selection across many industries, as many investors seemed to move out of growth and into more attractively valued sectors such as energy, insurance, and pharmaceuticals.

Consumer growth industries such as diversified healthcare have recently produced strong results for the Fund. American Home Products and Abbott Labs are two companies which develop, manufacture, and distribute a diversified line of health-related products and services to consumers and health professionals. These stocks have performed quite well over the final few months of our fiscal year. Avon Products, a manufacturer and marketer of beauty supplies and related products, is another consumer products holding that investors have recently begun recognizing as a value.

Many companies producing consumer staples such as food and beverages also performed well during the year. The Fund holds positions in both PepsiCo and Anheuser Busch, which have appreciated considerably since mid-March. PepsiCo management has long been committed to buying back shares of company stock and recently authorized the repurchase of an additional $4 billion over the next three years.

(Total Return Artwork)

Top 10 Sectors
As of November 30, 2000
---------------------------------------------
 1. Banking & Finance                  15.7%
---------------------------------------------
 2. Healthcare & Pharmaceuticals       10.7%
---------------------------------------------
 3. Insurance                           9.9%
---------------------------------------------
 4. Energy                              9.4%
---------------------------------------------
 5. Utilities                           6.0%
---------------------------------------------
 6. Food, Beverage & Tobacco            5.7%
---------------------------------------------
 7. Telecommunications                  5.7%
---------------------------------------------
 8. Computers & Technology              5.2%
---------------------------------------------
 9. Consumer Products                   4.5%
---------------------------------------------
10. Cable, Media & Publishing           3.1%
---------------------------------------------
Please note that the sector percentages for Delaware Decatur Equity Income Fund represent the percentage of the equity portion of the Fund that is invested in that sector. The sector percentages do not include bond holdings. Bonds are reported as a separate category. For more detail, see Statement of Net Assets.

Energy and utility companies, which seemed to us to be almost forgotten by investors in recent years, have also realized a significant upturn in positive investor sentiment. Three energy companies within the Fund have provided strong returns this year: El Paso Energy, Duke Energy, and Dominion Resources.

Among financials, we own a sizable position in Fannie Mae (the Federal National Mortgage Association), a public corporation that helps increase the availability and affordability of housing through the development of a strong secondary mortgage market. We think that if the Federal Reserve has completed its cycle of raising interest rates, the housing sector is likely to benefit from more affordable mortgages.

Unfortunately, not every value-oriented holding reaped the benefits of this year's more cautious environment. At one time, value investing seemed to offer a relatively limited downside. In the past, while not all undervalued stocks increased in price, they typically did not decline as much as those of growth companies that displayed disappointing earnings. In today's environment, however, even stocks already perceived to be trading at discounts seem to have no bottom valuation when they disappoint fundamentally.

Basic Industry companies are considered economically sensitive and have been hurt by investors' concern about the slowdown in the economy. Two related stocks within the Fund, Alcoa and International Paper, have both suffered because of this fear of disappearing earnings growth. Despite the pullback in these stocks, we remain positive in both cases that the fundamentals are getting stronger and that strong earnings may lead to price appreciation in the future.

The telecommunications sector also experienced some difficult times during the year. The industry's fundamentals have deteriorated and many stock prices reflect the negative sentiment of investors. AT&T, the one time staple of communication stocks, dramatically declined in price during the year. We recently sold AT&T because of concerns that the company's recovery could extend beyond the intermediate-term future.

Going forward, we are looking to add consumer cyclicals like retailers and auto companies to the Fund. We believe that prices for these stocks have dropped considerably and that many of the companies have the potential for positive earnings surprises. Over time, we will be reducing our positions in the energy and utility sectors that have performed so well in recent months and will be reallocating to areas that we find to be more undervalued. We are seeking out technology issues that have been beaten up since last March, but which may now represent good opportunity with a more limited downside potential. We also remain attracted to the financial sector and have been focusing on issues such as Mellon Financial and Chubb Insurance.

Outlook

We believe that the Federal Reserve has negotiated a soft landing for the economy. Two continuing areas of concern in the economy are the strong dollar (and weak euro), which has hindered earnings of domestic companies doing business abroad, and high energy prices that have brought newfound concerns about inflation.

In our opinion, the corporate earnings picture remains uncertain and many investors will continue to be skeptical of technology and New Economy companies in the short term. For the past few years, many investors have considered technology to be its own asset class, seeming to believe that technology-oriented companies operated independently of the rest of the economy. We have always believed that a very attractive way to invest in the technology revolution is by buying stocks of Old Economy companies that are currently benefiting from technological innovations and are moving to new levels of competitiveness in their business operations. We continue to focus our research efforts on finding such companies.

Top 10 Holdings
As of November 30, 2000

                                Stock's                                            Percentage of
Company                     Dividend Yield*      Industry                            Portfolio
--------------------------------------------------------------------------------------------------
Fannie Mae                       1.42%           Banking & Finance                      3.0%
--------------------------------------------------------------------------------------------------
Exxon Mobil                      1.99%           Energy                                 2.7%
--------------------------------------------------------------------------------------------------
Bristol Myers Squibb             1.44%           Healthcare & Pharmaceuticals           2.4%
--------------------------------------------------------------------------------------------------
Kimberly-Clark                   1.53%           Consumer Products                      2.4%
--------------------------------------------------------------------------------------------------
Alcoa                            1.77%           Metals & Mining                        2.4%
--------------------------------------------------------------------------------------------------
American Home Products           1.56%           Healthcare & Pharmaceuticals           2.4%
--------------------------------------------------------------------------------------------------
American General                 2.31%           Insurance                              2.2%
--------------------------------------------------------------------------------------------------
TXU                              6.03%           Utilities                              2.2%
--------------------------------------------------------------------------------------------------
Baxter International             0.34%           Healthcare & Pharmaceuticals           2.1%
--------------------------------------------------------------------------------------------------
Mellon Financial                 1.82%           Banking & Finance                      2.0%
--------------------------------------------------------------------------------------------------

*Source: Bloomberg

(Total Return Artwork)

FUND BASICS
-----------

Fund Objective

The Fund seeks to achieve the highest possible current income by investing primarily in common stocks that provide the potential for income and capital appreciation without undue risk to principal.

Total Fund Net Assets
As of November 30, 2000
$1.42 billion

Number of Holdings
As of November 30, 2000
137

Fund Start Date
March 18, 1957

Your Fund Manager
John B. Fields has 28 years' experience in investment management. He holds a bachelor's degree and an MBA from Ohio State University. Before joining Delaware Investments in 1992, he was Director of Domestic Equity Risk Management at DuPont. Mr. Fields is a Chartered Financial Analyst.

Nasdaq Symbols
Class A:  DELDX
Class B:  DEIBX
Class C:  DECCX

DELAWARE DECATUR EQUITY INCOME
FUND PERFORMANCE
----------------

Growth of a $10,000 Investment
November 30, 1990 through November 30, 2000

               Delaware Decatur
              Equity Income Fund        S&P
                Class A Shares       500 Index
              -------------------    ---------
30-Nov-90            $9,423           $10,000
30-May-91           $11,073           $12,309
30-Nov-91           $10,880           $12,034
30-May-92           $12,403           $13,521
30-Nov-92           $12,463           $14,257
30-May-93           $13,764           $15,091
30-Nov-93           $14,437           $15,697
30-May-94           $14,594           $15,734
30-Nov-94           $14,355           $15,861
30-May-95           $16,844           $18,911
30-Nov-95           $18,807           $21,727
30-May-96           $20,807           $24,288
30-Nov-96           $23,410           $27,780
30-May-97           $26,205           $31,433
30-Nov-97           $29,211           $35,701
30-May-98           $32,894           $41,077
30-Nov-98           $32,725           $44,148
30-May-99           $33,975           $49,720
30-Nov-99           $31,909           $53,377
30-May-00           $31,254           $54,927
30-Nov-00           $32,776           $51,124

Chart assumes $10,000 invested on November 30, 1990 and includes the effect of a 5.75% maximum front-end sales charge and the reinvestment of all distributions and capital gains. Performance of other Fund classes will vary due to differing charges and expenses. Returns plotted on the chart were as of the last day of each May and November. You cannot invest directly in an index. Past performance does not guarantee future results.

Average Annual Total Returns
Through November 30, 2000        Lifetime    Ten Years    Five Years    One Year
--------------------------------------------------------------------------------
Class A (Est. 3/18/57)
   Excluding Sales Charge         +12.00%     +13.28%      +11.75%      +2.72%
   Including Sales Charge         +11.84%     +12.60%      +10.44%      -3.19%
--------------------------------------------------------------------------------
Class B (Est. 9/6/94)
   Excluding Sales Charge         +12.29%                  +10.86%      +2.01%
   Including Sales Charge         +12.29%                  +10.63%      -2.87%
--------------------------------------------------------------------------------
Class C (Est. 11/29/95)
   Excluding Sales Charge         +10.83%                  +10.86%      +1.94%
   Including Sales Charge         +10.83%                  +10.86%      +0.97%
--------------------------------------------------------------------------------
Returns reflect reinvestment of distributions and, where indicated, any applicable sales charges as noted below. Return and share value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Class B and C results excluding sales charge assume either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

Class A shares have a 5.75% maximum front-end sales charge and, since May 1, 1994, an annual distribution and service fee not to exceed 0.30%.

Class B shares do not have a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are also subject to a contingent deferred sales charge of up to 5% if redeemed before the end of the sixth year.

Class C shares have a 1% annual distribution and service fee. If redeemed within 12 months, a 1% contingent deferred sales charge applies.

The average total annual returns for lifetime, 10-year, five-year and one-year periods ended November 30, 2000 for Delaware Decatur Equity Income Fund Institutional Class were +12.03%, +13.42%, +11.98%, and +2.99%, respectively. The Institutional Class (est. 1/13/94) is available without sales or asset-based distribution charges only to certain eligible institutional accounts. Institutional Class performance prior to 1/13/94 for Delaware Decatur Equity Income Fund is based on Class A performance adjusted to eliminate the sales charges.

Thirty-day SEC yields for A, B, C and Institutional Class shares were 1.65%, 1.01%, 1.00% and 2.00%, respectively, as of November 30, 2000.

Nasdaq Symbol Institutional Class: DEDIX

Long-Term Performance

Chart assumes $100,000 invested on
March 18, 1957. Fund performance
includes the effect of a 5.75%
maximum front-end sales charge and
reinvestment of all distributions.
Performance for other Fund classes
will vary due to different charges
and expenses. See page 7 for
complete performance information.
Past performance does not guarantee
future results.


Delaware Decatur Equity Income Fund Growth of $100,000 investment chart

Growth of a $100,000 Investment Since March 18, 1957
----------------------------------------------------

                Delaware Decatur
               Equity Income Fund
                 Class A Shares     S&P 500 Index             Comment
               ------------------   -------------             -------
18-Mar-57            $96,288           $100,000      Decatur Equity Income Fund First
                                                     Offered in Midst of Eisenhower Era




30-Nov-57            $86,631            $97,300
30-Nov-58           $114,844           $127,169
30-Nov-59           $130,203           $145,744
30-Nov-60           $130,958           $143,810      Dow Jones Industrial Average at Less Than 600
30-Nov-61           $158,997           $190,050      Berlin Wall Constructed
30-Nov-62           $155,871           $171,590
30-Nov-63           $177,748           $208,260      Kennedy Assassinated
30-Nov-64           $220,711           $247,331
30-Nov-65           $256,706           $276,517      Vietnam War Escalates
30-Nov-66           $239,495           $251,197
30-Nov-67           $312,785           $303,084
30-Nov-68           $422,415           $360,396
30-Nov-69           $362,060           $322,105      First Man on the Moon
30-Nov-70           $367,192           $311,066
30-Nov-71           $422,481           $346,084      Wage and Price Controls
30-Nov-72           $486,916           $442,030
30-Nov-73           $401,747           $374,584
30-Nov-74           $369,110           $285,248      Nixon Resigns          Steepest Market Decline in Four Decades
30-Nov-75           $479,719           $388,553
30-Nov-76           $636,920           $451,260
30-Nov-77           $678,022           $438,104
30-Nov-78           $690,338           $460,988

[TABLE CONTINUED]

                Delaware Decatur
               Equity Income Fund
                 Class A Shares     S&P 500 Index             Comment                                     Footnote
               ------------------   -------------             -------                                     --------
30-Nov-79           $845,143           $545,148      Iran Hostage Crisis Begins
30-Nov-80         $1,099,663           $760,521      Interest Rates at All-Time Highs
30-Nov-81         $1,178,823           $719,485
30-Nov-82         $1,424,730           $835,991      Great Bull Market of 1980s Begins
30-Nov-83         $1,800,422         $1,049,787
30-Nov-84         $1,898,486         $1,081,322
30-Nov-85         $2,395,958         $1,394,464
30-Nov-86         $3,097,369         $1,780,261      Dow Jones Industrial Average Crosses 2,000 Plateau
30-Nov-87         $2,958,646         $1,696,831      Sharpest One-Day Decline in Market History
30-Nov-88         $3,704,315         $2,092,657
30-Nov-89         $4,439,186         $2,738,075
30-Nov-90         $3,904,504         $2,643,112
30-Nov-91         $4,508,271         $3,180,725      Persian Gulf War       Break Up of the USSR
30-Nov-92         $5,164,044         $3,768,268
30-Nov-93         $5,982,402         $4,148,825      Clinton Enters White House
30-Nov-94         $5,948,107         $4,192,281
30-Nov-95         $7,793,133         $5,742,584      Five Straight Years of Double-Digit Returns for S&P 500 Begin
30-Nov-96         $9,700,208         $7,342,532
30-Nov-97        $12,103,885         $9,436,238
30-Nov-98        $13,560,084        $11,668,742      Global Financial Crisis
30-Nov-99        $13,221,924        $14,108,108      Dow Jones Industrial Average Passes 11,000
30-Nov-00        $13,581,560        $13,512,746

(Total Return Artwork)

Statement of Net Assets

DELAWARE DECATUR EQUITY INCOME FUND
-----------------------------------
                                                         Number of    Market
November 30, 2000                                        Shares       Value
--------------------------------------------------------------------------------
Common Stock - 94.56%
Aerospace & Defense - 0.75%
Boeing .........................................         155,200    $ 10,718,500
                                                                    ------------
                                                                      10,718,500
                                                                    ------------
Automobiles & Automotive Parts - 2.51%
Ford Motor .....................................         412,200       9,377,550
General Motors .................................         310,000      15,345,000
TRW ............................................         329,400      10,890,788
                                                                    ------------
                                                                      35,613,338
                                                                    ------------
Banking & Finance - 15.74%
Bank of America ................................         413,382      16,509,444
Bank of New York ...............................         317,000      17,494,437
Chase Manhattan ................................         589,350      21,732,281
Citigroup ......................................         390,500      19,451,781
Fannie Mae .....................................         534,500      42,225,500
Freddie Mac ....................................         313,800      18,965,288
Fleet Boston Financial .........................         495,500      18,581,250
MBNA ...........................................         275,300       9,824,769
Mellon Financial ...............................         615,700      28,860,938
Morgan (J.P.) ..................................          59,200       7,980,900
PNC Financial Group ............................         331,900      22,071,350
                                                                    ------------
                                                                     223,697,938
                                                                    ------------
Cable, Media & Publishing - 3.08%
Gannett ........................................         364,400      19,540,950
McGraw-Hill ....................................         456,200      24,235,625
                                                                    ------------
                                                                      43,776,575
                                                                    ------------
Chemicals - 1.09%
Rohm & Haas ....................................         521,500      15,514,625
                                                                    ------------
                                                                      15,514,625
                                                                    ------------
Computers & Technology - 5.17%
Electronic Data Systems ........................         427,000      22,604,313
First Data .....................................         475,500      24,339,656
International Business Machines ................         171,400      16,025,900
Pitney Bowes ...................................         361,000      10,491,563
                                                                    ------------
                                                                      73,461,432
                                                                    ------------
Consumer Products - 4.52%
Avon Products ..................................         376,100      15,655,163
Clorox .........................................         333,900      14,921,156
Kimberly-Clark .................................         480,800      33,625,950
                                                                    ------------
                                                                      64,202,269
                                                                    ------------
Electronics & Electrical Equipment - 2.28%
Eaton ..........................................         162,500      11,395,313
Emerson Electric ...............................         288,800      21,046,300
                                                                    ------------
                                                                      32,441,613
                                                                    ------------
Energy - 9.44%
Baker Hughes ...................................         644,900      21,322,006
Chevron ........................................         162,900      13,337,437
Conoco Class B .................................         584,413      14,646,851

                                                       Number of      Market
                                                       Shares         Value
--------------------------------------------------------------------------------
 Common Stock (continued)
 Energy (continued)
 El Paso Energy ..............................          401,200     $ 24,097,075
 Exxon Mobil .................................          438,963       38,628,744
 Halliburton .................................          410,000       13,683,750
 Williams ....................................          237,300        8,394,488
                                                                    ------------
                                                                     134,110,351
                                                                    ------------
 Farming & Agriculture - 0.02%
*Sygenta AG - ADR ............................           27,014          238,061
                                                                    ------------
                                                                         238,061
                                                                    ------------
 Food, Beverage & Tobacco - 5.72%
 Anheuser Busch ..............................          601,900       28,552,631
 PepsiCo .....................................          583,900       26,494,463
 Quaker Oats .................................          136,800       11,893,050
 Ralston-Purina Group ........................          547,700       14,411,356
                                                                    ------------
                                                                      81,351,500
                                                                    ------------
 Healthcare & Pharmaceuticals - 10.68%
 Abbott Laboratories .........................          430,100       23,682,381
 American Home Products ......................          556,100       33,435,513
 AstraZeneca ADR .............................          217,400       11,182,512
 Baxter International ........................          346,300       29,976,594
 Bristol-Myers Squibb ........................          500,800       34,711,700
 Johnson & Johnson ...........................          187,500       18,750,000
                                                                    ------------
                                                                     151,738,700
                                                                    ------------
 Industrial Machinery - 3.11%
 Caterpillar .................................          421,600       16,574,150
 Deere & Co. .................................          379,200       15,428,700
 Dover .......................................          300,000       12,281,250
                                                                    ------------
                                                                      44,284,100
                                                                    ------------
 Insurance - 9.90%
 ACE Limited .................................          524,700       20,725,650
 Allstate ....................................          448,700       17,162,775
 American General ............................          416,500       31,211,469
 Aon .........................................          789,075       24,510,642
 Chubb .......................................          159,200       12,974,800
 Marsh & McLennan ............................           86,200        9,923,775
 XL Capital Ltd. - Class A ...................          303,700       24,239,056
                                                                    ------------
                                                                     140,748,167
                                                                    ------------
 Leisure, Lodging & Entertainment - 2.10%
 Carnival Cruise Lines .......................          807,700       18,324,694
 Marriott International-Class A ..............          278,800       11,552,775
                                                                    ------------
                                                                      29,877,469
                                                                    ------------
 Metals & Mining - 2.36%
 Alcoa .......................................        1,191,300       33,579,769
                                                                    ------------
                                                                      33,579,769
                                                                    ------------
 Paper & Forest Products - 1.13%
 International Paper .........................          472,118       15,992,997
                                                                    ------------
                                                                      15,992,997
                                                                    ------------

                                                       Number of      Market
Delaware Decatur Equity Income Fund                    Shares         Value
--------------------------------------------------------------------------------
  Common Stock (continued)
  Retail - 2.50%
 *Federated Department Stores ...............          486,700     $  14,844,350
  Target ....................................          690,300        20,752,144
                                                                   -------------
                                                                      35,596,494
                                                                   -------------
  Telecommunications - 5.70%
  Alltel ....................................          277,100        16,972,375
  Cable & Wireless ADR ......................          416,000        15,392,000
  SBC Communications ........................          423,764        23,280,535
  Verizon Communications ....................          452,736        25,438,104
                                                                   -------------
                                                                      81,083,014
                                                                   -------------
  Textiles, Apparel & Furniture - 0.77%
  Nike ......................................          255,900        10,907,738
                                                                   -------------
                                                                      10,907,738
                                                                   -------------
  Utilities - 5.99%
  Dominion Resources ........................          370,400        22,224,000
  Duke Energy ...............................          201,600        18,131,400
  PG&E ......................................          515,200        14,135,800
  TXU .......................................          768,900        30,707,944
                                                                   -------------
                                                                      85,199,144
                                                                   -------------
  Total Common Stock
    (cost $1,132,490,075) ...................                      1,344,133,794
                                                                   -------------
  Preferred Stock - 0.00%
 *TCR Holdings Class B ......................            3,511                35
 *TCR Holdings Class C ......................            1,931                19
 *TCR Holdings Class D ......................            5,092                51
 *TCR Holdings Class E ......................           10,534               105
                                                                   -------------
  Total Preferred Stock (cost $1,252) .......                                210
                                                                   -------------
  Warrants - 0.00%
 *American Banknote Warrant .................              500                 5
                                                                   -------------
  Total Warrants (cost $5,038) ..............                                  5
                                                                   -------------

                                                       Principal
                                                       Amount
                                                       ---------
  Corporate Bonds - 3.26%
  Automobiles & Automotive Parts - 0.02%
  CSK Auto sr sub nts 11.00% 11/01/06 ............     $  500,000        222,500
                                                                      ----------
                                                                         222,500
                                                                      ----------
  Banking, Finance & Insurance - 0.29%
  Charter Communications Holdings
  8.25% 04/01/07 .................................      1,330,000      1,152,113
**Coaxial llc 11.58% 8/15/08 .....................        930,000        655,650
**Pinnacle Holdings 15.18% 03/15/08 ..............        525,000        275,625
  RBF Finance 11.375% 03/15/09 ...................      1,035,000      1,201,894
  Sovereign Bancorp 10.50% 11/15/06 ..............        800,000        798,000
                                                                      ----------
                                                                       4,083,282
                                                                      ----------
  Building & Materials - 0.02%
 +Flooring America sr nts 9.25% 10/15/07 .........      1,849,000        268,105
                                                                      ----------
                                                                         268,105
                                                                      ----------

                                                        Principal      Market
                                                        Amount         Value
--------------------------------------------------------------------------------
Corporate Bonds (continued)
Cable, Media & Publishing - 0.32%
Adelphia Communications
  10.50% 07/15/04 ................................     $  645,000     $  583,725
American Media Operations
  10.25% 05/01/09 ................................      1,045,000      1,008,425
Antenna TV 9.00% 08/01/07 ........................        710,000        635,450
Classic Cable 10.50% 03/01/10 ....................      1,560,000        694,200
Muzak 9.875% 03/15/09 ............................        250,000        222,500
Sinclair Broadcast Group 10.00% 09/30/05 .........        940,000        885,950
Telewest Communications sr debs
  9.625% 10/01/06 ................................        585,000        447,525
                                                                      ----------
                                                                       4,477,775
                                                                      ----------
Chemicals - 0.12%
Avecia Group PLC 11.00% 07/01/09 .................        720,000        684,000
Lyondell Chemical sr sub nts
  9.875% 05/01/07 ................................      1,065,000      1,022,400
                                                                      ----------
                                                                       1,706,400
                                                                      ----------
Computers & Technology - 0.05%
Exodus Communications sr nts
  10.75% 12/15/09 ................................        950,000        760,000
                                                                      ----------
                                                                         760,000
                                                                      ----------
Energy - 0.32%
Calpine 8.625% 08/15/10 ..........................        345,000        349,307
Chesapeake Energy 9.625% 05/01/05 ................      1,020,000      1,027,650
Frontier Oil 11.75% 11/15/09 .....................      1,300,000      1,300,000
Nuevo Energy 9.50% 06/01/08 ......................        740,000        740,000
Parker Drilling 9.75% 11/15/06 ...................      1,175,000      1,154,438
                                                                      ----------
                                                                       4,571,395
                                                                      ----------
Food, Beverage & Tobacco - 0.11%
Cott sr nts 8.50% 05/01/07 .......................      1,150,000      1,083,875
DiGiorgio sr nts 10.00% 06/15/07 .................        550,000        475,750
                                                                      ----------
                                                                       1,559,625
                                                                      ----------
Healthcare & Pharmaceuticals - 0.16%
Oxford Health Plans 11.00% 05/15/05 ..............        880,000        976,800
Tenet Healthcare 7.625% 06/01/08 .................      1,300,000      1,243,125
                                                                      ----------
                                                                       2,219,925
                                                                      ----------
Industrial Machinery - 0.11%
Azurix 10.75% 02/15/10 ...........................        700,000        616,000
Insight Midwest 144A 10.50% 11/01/10 .............        950,000        945,250
                                                                      ----------
                                                                       1,561,250
                                                                      ----------
Leisure, Lodging & Entertainment - 0.22%
Bally Total Fitness 9.875% 10/15/07 ..............      1,075,000        962,125
HMH Properties 7.875% 08/01/08 ...................        665,000        615,125
Hollywood Casino 11.25% 05/01/07 .................        580,000        594,500
International Game Technology
  8.375% 05/15/09 ................................        575,000        563,500
Venetian Casino 12.25% 11/15/04 ..................        365,000        361,350
                                                                      ----------
                                                                       3,096,600
                                                                      ----------

                                                       Principal       Market
Delaware Decatur Equity Income Fund                    Amount          Value
--------------------------------------------------------------------------------
Corporate Bonds (continued)
Metals & Mining - 0.12%
Golden Northwest 12.00% 12/15/06 ...............      $  720,000      $  684,000
P and L Coal Holdings 9.625% 05/15/08 ..........         675,000         658,125
Weirton Steel sr nts 11.375% 07/01/04 ..........         950,000         384,750
                                                                      ----------
                                                                       1,726,875
                                                                      ----------
Miscellaneous - 0.30%
Caithness Coso Fund Corp 9.05% 12/15/09 ........         770,000         758,450
Neff 10.25% 06/01/08 ...........................       4,000,000       1,860,000
Pierce Leahy Command sr unsec nts
  8.125% 05/15/08 ..............................       1,140,000       1,065,900
R and B Falcon 9.125% 12/15/03 .................         580,000         594,500
                                                                      ----------
                                                                       4,278,850
                                                                      ----------
Packaging & Containers - 0.07%
Stone Container sr nts 10.75% 10/01/02 .........         965,000         979,475
                                                                      ----------
                                                                         979,475
                                                                      ----------
Paper and Forest Products - 0.04%
Doman Industries limited sr nts
  12.00% 07/01/04 ..............................         600,000         579,000
                                                                      ----------
                                                                         579,000
                                                                      ----------
Retail - 0.09%
Advance Stores 10.25% 04/15/08 .................         435,000         319,725
Buhrman USA 12.25% 11/01/09 ....................         900,000         900,000
J Crew Operating 10.375% 10/15/07 ..............         130,000         113,100
                                                                      ----------
                                                                       1,332,825
                                                                      ----------
Telecommunications - 0.58%
Crown Castle International
  10.75% 08/01/11 ..............................         535,000         535,000
Global Crossing 9.625% 5/15/08 .................         900,000         769,500
Hyperion Telecommunications
  12.25% 09/01/04 ..............................         210,000         145,950
Intermedia Communication 8.60% 06/01/08 ........       1,060,000         863,900
Level 3 Communications sr nts
  9.125% 05/01/08 ..............................       1,500,000       1,005,000
Metromedia Fiber 10.00% 11/15/08 ...............         200,000         153,000
Nextel Communications 9.375% 11/15/09 ..........       1,550,000       1,336,875
Nextel Communications 12.00% 11/01/08 ..........         780,000         805,350
Rural Cellular 9.625% 05/15/08 .................       2,775,000       2,525,250
Winstar Communication 12.75% 04/15/10 ..........         220,000         126,500
                                                                      ----------
                                                                       8,266,325
                                                                      ----------

                                                        Principal      Market
                                                        Amount         Value
--------------------------------------------------------------------------------
Corporate Bonds (continued)
Textiles, Apparel & Furniture - 0.07%
Advanced Fiberglass 9.875% 01/15/09 ................   $ 1,235,000   $ 1,025,050
                                                                     -----------
                                                                       1,025,050
                                                                     -----------
Transportation & Shipping - 0.06%
Atlantic Express sr sec nts
  10.75% 02/01/04 ..................................       900,000       679,500
Avis Rent A Car 11.00% 05/01/09 ....................       185,000       198,875
                                                                     -----------
                                                                         878,375
                                                                     -----------
Utilities - 0.19%
AES sr sub nts 10.25% 07/15/06 .....................     1,545,000     1,568,175
Midland Funding II sr sub debs
  11.75% 07/23/05 ..................................     1,100,000     1,164,625
                                                                     -----------
                                                                       2,732,800
                                                                     -----------
Total Corporate Bonds (cost $53,516,947) ...........                  46,326,432
                                                                     -----------
Repurchase Agreements - 2.05%
With BNP Paribas 6.48% 12/1/00
  (dated 11/30/00, collateralized by $4,227,000
  U.S. Treasury Notes 5.50% due 8/31/01, market
  value $4,264,479 and $6,030,000 U.S. Treasury
  Notes 5.875% due 10/31/01, market value
  $6,046,775).......................................    10,080,000    10,080,000
With Chase Manhattan 6.45% 12/1/00
  (dated 11/30/00, collateralized by
  $5,752,000 U.S. Treasury Notes 5.50%
  due 3/31/03, market value $5,793,795
  and $4,789,000 U.S. Treasury Notes
  4.25% due 11/15/03, market value
  $4,624,055).......................................    10,149,000    10,149,000
With J.P. Morgan Securities 6.45% 12/1/00
  (dated 11/30/00, collateralized by
  $8,938,000 U.S.Treasury Notes 6.625%
  due 4/30/02, market value $9,075,396).............     8,894,000     8,894,000
                                                                     -----------
Total Repurchase Agreements
  (cost $29,123,000)                                                  29,123,000
                                                                     -----------

Delaware Decatur Equity Income Fund
--------------------------------------------------------------------------------
Total Market Value of Securities - 99.87%
  (cost $1,215,136,312)...................................        $1,419,583,441
Receivables and Other Assets
  Net of Liabilities - 0.13% .............................             1,813,425
                                                                  --------------
Net Assets Applicable to 84,782,287
  Shares Outstanding - 100.00% ...........................        $1,421,396,866
                                                                  ==============
Net Asset Value - Delaware Decatur Equity
  Income Fund A Class
  ($1,258,738,201 / 75,052,835 Shares)....................                $16.77
                                                                          ------
Net Asset Value - Delaware Decatur Equity
  Income Fund B Class
  ($99,266,128 / 5,949,373 Shares)........................                $16.69
                                                                          ------
Net Asset Value - Delaware Decatur Equity
  Income Fund C Class
  ($11,372,268 / 677,569 Shares)..........................                $16.78
                                                                          ------
Net Asset Value - Delaware Decatur Equity
  Income Fund Institutional Class
  ($52,020,269 / 3,102,510 Shares) .......................                $16.77
                                                                          ------
----------
ADR   - American Depositary Receipt
debs  - debentures
nts   - notes
sec   - secured
sr    - senior
sub   - subordinated
unsec - unsecured

 * Non-income producing security for the year ended November 30, 2000.
** Zero Coupon security as of November 30, 2000. The interest rate shown is the step-up rate.
 + Non-income producing security. Security is in default as of November 30, 2000.

--------------------------------------------------------------------------------
Components of Net Assets at November 30, 2000:
Shares of beneficial interest (unlimited
  authorization - no par) ................................       $1,378,657,317
Undistributed net investment income ......................            1,345,953
Accumulated net realized loss on investments .............         (163,053,533)
Net unrealized appreciation of investments ...............          204,447,129
                                                                 --------------
Total net assets .........................................       $1,421,396,866
                                                                 ==============
Net Asset Value and Offering Price per Share -
  Delaware Decatur Equity Income Fund
Net asset value A Class (A) ..............................               $16.77
Sales charge (5.75% of offering price or 6.08%
  of the amount invested per share) (B) ..................                 1.02
                                                                         ------
Offering price ...........................................               $17.79
                                                                         ======
----------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
(B) See the current prospectus for purchases of $50,000 or more.

                             See accompanying notes

Statement of Operations

                                                        Delaware Decatur
Year Ended November 30, 2000                           Equity Income Fund
--------------------------------------------------------------------------------
Investment Income:
Dividends ........................................ $  33,328,885
Interest .........................................    19,314,105  $  52,642,990
                                                   -------------  -------------
Expenses:
Management fees ..................................     9,223,395
Distribution expenses ............................     4,590,776
Dividend disbursing and transfer agent
  fees and expenses ..............................     2,332,000
Accounting and administration expenses ...........       622,352
Reports and statements to shareholders ...........       497,000
Registration fees ................................       185,000
Custodian fees ...................................       144,591
Taxes (other than taxes on income) ...............        96,000
Professional fees ................................        69,800
Trustees' fees ...................................        49,000
Other ............................................       206,161     18,016,075
                                                   -------------
Less expenses paid indirectly ....................                      (42,014)
                                                                  -------------
Total expenses ...................................                   17,974,061
                                                                  -------------
Net Investment Income ............................                   34,668,929
                                                                  -------------
Net Realized and Unrealized Gain (Loss) on
  Investments:
Net realized loss on investments .................                 (157,764,906)
Net change in unrealized appreciation/depreciation
  of investments .................................                  138,005,690
                                                                  -------------
Net Realized And Unrealized Loss on Investments ..                  (19,759,216)
                                                                  -------------
Net Increase in Net Assets Resulting from
  Operations .....................................                $  14,909,713
                                                                  =============
                             See accompanying notes

Statements of Changes in Net Assets

                                                                    Delaware Decatur
                                                                   Equity Income Fund
--------------------------------------------------------------------------------------------------
                                                                       Year Ended
                                                         11/30/00                      11/30/99
Increase (Decrease) in Net Assets from Operations:
Net investment income ............................   $    34,668,929               $    56,660,817
Net realized gain (loss) on investments ..........      (157,764,906)                   49,473,330
Net change in unrealized appreciation/
  depreciation of investments ....................       138,005,690                  (143,194,415)
                                                     ---------------------------------------------
Net increase (decrease) in net assets resulting
  from operations ................................        14,909,713                   (37,060,268)
                                                     ---------------------------------------------

Distributions to Shareholders from:
Net investment income:
  A Class ........................................       (32,277,746)                  (53,754,869)
  B Class ........................................        (1,929,798)                   (3,558,336)
  C Class ........................................          (224,141)                     (475,045)
  Institutional Class ............................        (1,485,827)                   (5,683,913)

Net realized gain on investments:
  A Class ........................................       (44,716,955)                 (294,241,867)
  B Class ........................................        (4,057,926)                  (25,790,323)
  C Class ........................................          (498,555)                   (3,465,186)
  Institutional Class ............................        (2,408,893)                  (36,564,567)
                                                     ---------------------------------------------
                                                         (87,599,841)                 (423,534,106)
                                                     ---------------------------------------------

Capital Share Transactions:
Proceeds from shares sold:
  A Class ........................................        40,134,888                   103,910,710
  B Class ........................................        13,141,560                    35,124,624
  C Class ........................................         2,998,689                     6,725,629
  Institutional Class ............................         9,764,603                    39,592,772

Net asset value of shares issued upon reinvestment
  of distributions:
  A Class ........................................        67,233,701                   310,051,493
  B Class ........................................         5,358,084                    26,706,173
  C Class ........................................           659,238                     3,599,933
  Institutional Class ............................         3,883,617                    42,224,197
                                                     ---------------------------------------------
                                                         143,174,380                   567,935,531
                                                     ---------------------------------------------

Cost of shares repurchased:
  A Class ........................................      (445,832,635)                 (337,518,150)
  B Class ........................................       (63,895,158)                  (45,782,453)
  C Class ........................................       (10,895,798)                   (9,189,647)
  Institutional Class ............................       (47,131,046)                 (201,670,952)
                                                     ---------------------------------------------
                                                        (567,754,637)                 (594,161,202)
                                                     ---------------------------------------------
Decrease in net assets derived from capital share
  transactions ...................................      (424,580,257)                  (26,225,671)
                                                     ---------------------------------------------

Net Decrease in Net Assets .......................      (497,270,385)                 (486,820,045)
Net Assets:
Beginning of period ..............................     1,918,667,251                 2,405,487,296
                                                     ---------------------------------------------
End of period ....................................   $ 1,421,396,866               $ 1,918,667,251
                                                     =============================================

                             See accompanying notes

Financial Highlights

Selected data for each share of the Fund outstanding
throughout each period were as follows:                              Delaware Decatur Equity Income Fund A Class
-----------------------------------------------------------------------------------------------------------------------
                                                                                     Year Ended
                                                            11/30/00(1) 11/30/99(1)   11/30/98    11/30/97     11/30/96
Net asset value, beginning of period ......................   $17.200     $21.400      $22.580     $21.320      $19.070

Income (loss) from investment operations:
  Net investment income ...................................     0.370       0.476        0.569       0.600        0.650
  Net realized and unrealized gain (loss) on investments ..     0.050      (0.916)       1.811       3.940        3.630
                                                              ---------------------------------------------------------
  Total from investment operations ........................     0.420      (0.440)       2.380       4.540        4.280
                                                              ---------------------------------------------------------

Less dividends and distributions:
  Dividends from net investment income ....................    (0.378)     (0.540)      (0.490)     (0.600)      (0.690)
  Distributions from net realized gain on investments .....    (0.472)     (3.220)      (3.070)     (2.680)      (1.340)
                                                              ---------------------------------------------------------
  Total dividends and distributions .......................    (0.850)     (3.760)      (3.560)     (3.280)      (2.030)
                                                              ---------------------------------------------------------

Net asset value, end of period ............................   $16.770     $17.200      $21.400     $22.580      $21.320
                                                              =========================================================

Total return(2) ...........................................     2.72%      (2.50%)      12.03%      24.78%       24.47%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) .................$1,258,738  $1,658,696   $1,969,181  $1,906,726   $1,616,315
  Ratio of expenses to average net assets .................     1.12%       1.03%        0.90%       0.88%        0.85%
  Ratio of net investment income to average net assets ....     2.30%       2.59%        2.68%       2.87%        3.40%
  Portfolio turnover ......................................       77%         92%          94%         90%         101%

---------------------
(1) The average shares outstanding method has been applied for per share information.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes


Selected data for each share of the Fund outstanding
throughout each period were as follows:                              Delaware Decatur Equity Income Fund B Class
-----------------------------------------------------------------------------------------------------------------------
                                                                                     Year Ended
                                                            11/30/00(1) 11/30/99(1)   11/30/98    11/30/97     11/30/96
Net asset value, beginning of period ......................   $17.120     $21.320      $22.480     $21.260      $19.030

Income (loss) from investment operations:
  Net investment income ...................................     0.248       0.333        0.403       0.450        0.500
  Net realized and unrealized gain (loss) on investments ..     0.059      (0.918)       1.797       3.900        3.610
                                                              ---------------------------------------------------------
  Total from investment operations ........................     0.307      (0.585)       2.200       4.350        4.110
                                                              ---------------------------------------------------------

Less dividends and distributions:
  Dividends from net investment income ....................    (0.265)     (0.395)      (0.290)     (0.450)      (0.540)
  Distributions from net realized gain on investments .....    (0.472)     (3.220)      (3.070)     (2.680)      (1.340)
                                                              ---------------------------------------------------------
  Total dividends and distributions .......................    (0.737)     (3.615)      (3.360)     (3.130)      (1.880)
                                                              ---------------------------------------------------------

Net asset value, end of period ............................   $16.690     $17.120      $21.320     $22.480      $21.260
                                                              =========================================================

Total return(2) ...........................................     2.01%      (3.27%)      11.14%      23.73%       23.43%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) .................   $99,266    $151,332     $169,985    $123,180      $60,689
  Ratio of expenses to average net assets .................     1.88%       1.81%        1.70%       1.68%        1.69%
  Ratio of net investment income to average net assets ....     1.54%       1.81%        1.88%       2.07%        2.56%
  Portfolio turnover ......................................       77%         92%          94%         90%         101%

---------------------
(1) The average shares outstanding method has been applied for per share information.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes


Selected data for each share of the Fund outstanding
throughout each period were as follows:                              Delaware Decatur Equity Income Fund C Class
-----------------------------------------------------------------------------------------------------------------------
                                                                                     Year Ended
                                                            11/30/00(1) 11/30/99(1)   11/30/98    11/30/97     11/30/96
Net asset value, beginning of period ......................   $17.220     $21.420      $22.570     $21.330      $19.080

Income (loss) from investment operations:
  Net investment income ...................................     0.247       0.332        0.402       0.460        0.510
  Net realized and unrealized gain (loss) on investments ..     0.050      (0.917)       1.808       3.910        3.630
                                                              ---------------------------------------------------------
  Total from investment operations ........................     0.297      (0.585)       2.210       4.370        4.140
                                                              ---------------------------------------------------------

Less dividends and distributions:
  Dividends from net investment income ....................    (0.265)     (0.395)      (0.290)     (0.450)      (0.550)
  Distributions from net realized gain on investments .....    (0.472)     (3.220)      (3.070)     (2.680)      (1.340)
                                                              ---------------------------------------------------------
  Total dividends and distributions .......................    (0.737)     (3.615)      (3.360)     (3.130)      (1.890)
                                                              ---------------------------------------------------------

Net asset value, end of period ............................   $16.780     $17.220      $21.420     $22.570      $21.330
                                                              =========================================================

Total return(2) ...........................................     1.94%      (3.25%)      11.14%      23.75%       23.47%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) .................   $11,372     $19,511      $23,076     $15,343       $4,833
  Ratio of expenses to average net assets .................     1.88%       1.81%        1.70%       1.68%        1.69%
  Ratio of net investment income to average net assets ....     1.54%       1.81%        1.88%       2.07%        2.56%
  Portfolio turnover ......................................       77%         92%          94%         90%         101%

---------------------
(1) The average shares outstanding method has been applied for per share information.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes


Selected data for each share of the Fund outstanding
throughout each period were as follows:                       Delaware Decatur Equity Income Fund Institutional Class
-----------------------------------------------------------------------------------------------------------------------
                                                                                     Year Ended
                                                            11/30/00(1) 11/30/99(1)   11/30/98    11/30/97     11/30/96
Net asset value, beginning of period ......................   $17.200     $21.400      $22.570     $21.310      $19.060

Income (loss) from investment operations:
  Net investment income ...................................     0.408       0.516        0.612       0.650        0.690
  Net realized and unrealized gain (loss) on investments ..     0.054      (0.913)       1.808       3.930        3.620
                                                              ---------------------------------------------------------
  Total from investment operations ........................     0.462      (0.397)       2.420       4.580        4.310
                                                              ---------------------------------------------------------

Less dividends and distributions:
  Dividends from net investment income ....................    (0.420)     (0.583)      (0.520)     (0.640)      (0.720)
  Distributions from net realized gain on investments .....    (0.472)     (3.220)      (3.070)     (2.680)      (1.340)
                                                              ---------------------------------------------------------
  Total dividends and distributions .......................    (0.892)     (3.803)      (3.590)     (3.320)      (2.060)
                                                              ---------------------------------------------------------

Net asset value, end of period ............................   $16.770     $17.200      $21.400     $22.570      $21.310
                                                              =========================================================

Total return(2) ...........................................     2.99%      (2.27%)      12.25%      25.02%       24.65%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) .................   $52,020     $89,128     $243,245    $278,384     $244,048
  Ratio of expenses to average net assets .................     0.88%       0.81%        0.70%       0.68%        0.69%
  Ratio of net investment income to average net assets ....     2.54%       2.81%        2.88%       3.07%        3.56%
  Portfolio turnover ......................................       77%         92%          94%         90%         101%

---------------------
(1) The average shares outstanding method has been applied for per share information.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

                             See accompanying notes

Notes to Financial Statements

November 30, 2000
--------------------------------------------------------------------------------
Delaware Group Equity Funds II is organized as a Delaware business trust and offers five series: the Delaware Decatur Equity Income Fund, the Delaware Growth and Income Fund, the Delaware Blue Chip Fund, the Delaware Social Awareness Fund, and the Delaware Diversified Value Fund. These financial statements and related notes pertain to the Delaware Decatur Equity Income Fund (the "Fund"). The Fund is registered as a diversified open-end investment company under the Investment Company Act of 1940, as amended. The Fund offers four classes of shares. The A Class carries a front-end sales charge of 5.75%. The B Class carries a back-end deferred sales charge. The C Class carries a level load deferred sales charge and the Institutional Class has no sales charge.

The investment objective of the Delaware Decatur Equity Income Fund is to achieve the highest possible current income by investing primarily in common stocks that provide the potential for income and capital appreciation without undue risk to principal.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Fund.

Security Valuation -- All equity securities are valued at the last quoted sales price as of the regular close of the New York Stock Exchange (NYSE) on the valuation date. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Money market instruments having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees.

Federal Income Taxes -- The Fund intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Class Accounting -- Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

--------------------------------------------------------------------------------
Repurchase Agreements -- The Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other -- Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Original issue discounts are accreted to interest income over the lives of the respective securities. The Fund declares and pays dividends from net investment income on a monthly basis and capital gains, if any, annually.

Certain expenses of the Fund are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $35,423 for the year ended November 30, 2000. In addition, the Fund receives earnings credits from its custodian when positive balances are maintained, which are used to offset custody fees. The amount of these expenses was approximately $6,591 for the year ended November 30, 2000. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "Expenses paid indirectly".

2. Investment Management and Other Transactions with Affiliates
In accordance with the terms of the investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager of the Fund, an annual fee which is calculated daily at a rate of 0.65% on the first $500 million of average daily net assets of the Fund, 0.60% on the next $500 million, 0.55% on the next $1.5 billion and 0.50% in excess of $2.5 billion. At November 30, 2000, the Fund had a liability for investment management fees and other expenses payable to DMC of $69,773.

--------------------------------------------------------------------------------
The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting and administrative services. The Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums. At November 30, 2000, the Fund had a liability for such fees and other expenses payable to DSC of $30,468.

Pursuant to the Distribution Agreement, the Fund pays Delaware Distributors, L.P. (DDLP), the Distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the B and C Classes. At November 30, 2000, the Fund had a liability for distribution fees and other expenses payable to DDLP of $80,999.

For the year ended November 30, 2000, DDLP earned $80,544 for commissions on sales of the Fund A Class shares.

Certain officers of DMC, DSC and DDLP are officers, directors and/or employees of the Fund. These officers, directors and employees are paid no compensation by the Fund.

3. Investments
For the period ended November 30, 2000, the Fund made purchases of $1,168,741,477 and sales of $1,661,340,781 of investment securities other than U.S. government securities and temporary cash investments.

At November 30, 2000, unrealized appreciation for federal income tax purposes aggregated $195,666,056 of which $252,067,987 related to unrealized appreciation of securities and $56,401,931 related to unrealized depreciation of securities. At November 30, 2000 the aggregate cost of securities for federal income tax purposes was $1,223,917,385.

For federal income tax purposes, the Fund had accumulated capital losses at November 30, 2000 of $155,709,640. The capital loss carryforward expires in 2008.

4. Capital Shares
Transactions in capital shares were as follows:

                                                              Year Ended
                                                         11/30/00    11/30/99
Shares sold:
  A Class .......................................       2,493,810    5,617,963
  B Class .......................................         816,251    1,902,665
  C Class .......................................         186,237      360,611
  Institutional Class ...........................         610,850    2,144,984

Shares issued upon reinvestment
  of distributions:
  A Class .......................................       4,165,475   17,179,047
  B Class .......................................         332,915    1,487,643
  C Class .......................................          40,690      199,407
  Institutional Class ...........................         240,390    2,339,463
                                                      -----------  -----------
                                                        8,886,618   31,231,783
                                                      -----------  -----------
Shares repurchased:
  A Class .......................................     (28,053,136) (18,379,357)
  B Class .......................................      (4,038,546)  (2,525,183)
  C Class .......................................        (682,511)    (504,200)
  Institutional Class ...........................      (2,931,344) (10,668,998)
                                                      -----------  -----------
                                                      (35,705,537) (32,077,738)
                                                      -----------  -----------
Net decrease ....................................     (26,818,919)    (845,955)
                                                      ===========  ===========

--------------------------------------------------------------------------------
5. Line of Credit
The Fund, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participate in a $375,400,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to one third of their net assets under the agreement. The Fund had no amount outstanding at November 30, 2000, or at any time during the year.

6. Market and Credit Risk
The Fund invests in high-yield fixed income securities which carry ratings of BB or lower by S&P and/or Ba or lower by Moody's. Investments in these higher yielding securities may be accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

7. Tax Information (Unaudited)
The information set forth below is for the Fund's fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2001. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended November 30, 2000, the Fund designates distributions paid during the year as follows:

     (A)              (B)
  Long-Term        Ordinary                (C)
Capital Gains       Income                Total             (D)
Distributions    Distributions        Distributions      Qualifying
 (Tax Basis)      (Tax Basis)          (Tax Basis)       Dividends(1)
-------------    -------------        -------------      ------------
     59%              41%                  100%               96%

(A) and (B) are based on a percentage of the Fund's total distributions.
(D) is based on a percentage of ordinary income of the Fund.

----------------------
(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

Report of Independent Auditors

--------------------------------------------------------------------------------
To the Shareholders and Board of Trustees
Delaware Group Equity Funds II-- Delaware Decatur Equity Income Fund

We have audited the accompanying statement of net assets of Delaware Decatur Equity Income Fund (the "Fund") as of November 30, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware Decatur Equity Income Fund at November 30, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                                       /s/ Ernst & Young LLP

Philadelphia, Pennsylvania
January 5, 2001

                      This page intentionally left blank.

DELAWARE INVESTMENTS FAMILY OF FUNDS
------------------------------------

More information on any fund offered by Delaware Investments can be found in each fund's current prospectus. Prospectuses for all funds offered by Delaware Investments are available from your financial adviser. Please read the prospectus carefully before you invest or send money.


                                BUILDING BLOCKS
                           OF A DIVERSIFIED PORTFOLIO
--------------------------------------------------------------------------------
AGGRESSIVE GROWTH EQUITY FUNDS
---------------------------------
     GROWTH EQUITY FUNDS
---------------------------------

                  TAXABLE   TAX-           INTERNATIONAL          ASSET
MODERATE GROWTH    BOND    EXEMPT            AND GLOBAL        ALLOCATION
  EQUITY FUNDS     FUNDS    BOND                FUNDS             FUNDS
                           FUNDS
--------------------------------------------------------------------------------
                             STABILITY OF PRINCIPAL




[ ] Growth of Capital                [ ] International and               [ ] Tax-Exempt Income
   o  Technology and Innovation          Global                             o  National High-Yield
      Fund                              o  Emerging Markets Fund                Municipal Bond Fund
   o  Select Growth Fund                o  New Pacific Fund                 o  Tax-Free USA Fund
   o  Trend Fund                        o  Overseas Equity Fund             o  Tax-Free Insured Fund
   o  Growth Opportunities Fund*        o  International Equity Fund        o  Tax-Free USA
   o  Small Cap Value Fund              o  Global Equity Fund                   Intermediate Fund
   o  U.S. Growth Fund                  o  Global Bond Fund                 o  State Tax-Free Funds**
   o  Tax-Efficient Equity Fund
   o  Social Awareness Fund          [ ] Current Income                  [ ] Stability of Principal
                                        o  Delchester Fund                  o  Cash Reserve
[ ] Total Return                        o  High-Yield                       o  Tax-Free Money Fund
   o  Blue Chip Fund                        Opportunities Fund
   o  Devon Fund                        o  Strategic Income Fund         [ ] Asset Allocation
   o  Growth and Income Fund            o  Corporate Bond Fund              o  Foundation Funds
   o  Decatur Equity Income Fund        o  Extended Duration                    Growth Portfolio
   o  REIT Fund                             Bond Fund                           Balanced Portfolio
   o  Balanced Fund                     o  American Government                  Income Portfolio
                                            Bond Fund
                                        o  U.S. Government
                                            Securities Fund
                                        o  Limited-Term
                                            Government Fund

 *Formerly known as DelCap Fund.

**Currently available for the following states: Arizona, California, Colorado, Florida, Idaho, Iowa, Kansas, Minnesota, Missouri, Montana, North Dakota, New Jersey, New Mexico, New York, Oregon, Pennsylvania and Wisconsin. Insured and intermediate bond funds are available in selected states.

(C)Delaware Distributors, L.P.

DELAWARE(SM)                         For Shareholders
INVESTMENTS                          1.800.523.1918
---------------------
Philadelphia o London                For Securities Dealers
                                     1.800.362.7500

                                     For Financial Institutions
                                     Representatives Only
                                     1.800.659.2265

                                     www.delawareinvestments.com


This annual report is for the information of Delaware Decatur Equity Income Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Decatur Equity Income Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in a Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
--------------------------------------------------------------------------------

BOARD OF TRUSTEES                               Thomas F. Madison                           Investment Manager
                                                President and Chief Executive Officer       Delaware Management Company
Charles E. Haldeman, Jr.                        MLM Partners, Inc.                          Philadelphia, PA
Chairman                                        Minneapolis, MN
Delaware Investments Family of Funds                                                        International Affiliate
Philadelphia, PA                                Janet L. Yeomans                            Delaware International Advisers Ltd.
                                                Vice President and Treasurer                London, England
Walter P. Babich                                3M Corporation
Board Chairman                                  St. Paul, MN                                National Distributor
Citadel Constructors, Inc.                                                                  Delaware Distributors, L.P.
King of Prussia, PA                                                                         Philadelphia, PA

David K. Downes                                 AFFILIATED OFFICERS                         Shareholder Servicing, Dividend
President and Chief Executive Officer                                                       Disbursing and Transfer Agent
Delaware Investments Family of Funds            William E. Dodge                            Delaware Service Company, Inc.
Philadelphia, PA                                Executive Vice President and                Philadelphia, PA
                                                Chief Investment Officer, Equity
John H. Durham                                  Delaware Investments Family of Funds        2005 Market Street
Private Investor                                Philadelphia, PA                            Philadelphia, PA 19103-7057
Horsham, PA
                                                Jude T. Driscoll
John A. Fry                                     Executive Vice President and
Executive Vice President                        Head of Fixed Income
University of Pennsylvania                      Delaware Investments Family of Funds
Philadelphia, PA                                Philadelphia, PA

Anthony D. Knerr                                Richard J. Flannery
Consultant, Anthony Knerr & Associates          President and Chief Executive Officer
New York, NY                                    Delaware Distributors, L.P.
                                                Philadelphia, PA
Ann R. Leven
Former Treasurer, National Gallery of Art
Washington, DC




(4147)                                                       Printed in the USA
AR-001 [11/00] PPL 01/01                                                  J6643